                             POST-CLOSING AGREEMENT

                               October 24, 1997


First Source Financial LLP, as Agent
2850 West Golf Road
5th Floor
Rolling Meadows, IL  60008

     Re: Credit Agreement dated as of October 24, 1997 (the "Credit Agreement") among Mikohn Gaming Corporation, the financial institutions party thereto, as Lenders thereunder, and First Source Financial LLP, as Agent for such Lenders

Ladies and Gentlemen:

     Reference is made to the Credit Agreement. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     Certain items required to be delivered to Agent and Lenders, and certain approvals required to be obtained, as conditions precedent to the obligations of Lenders under the Credit Agreement, have not been delivered to Agent and Lenders as of the Closing Date. Therefore, with respect to the items and approvals described on Exhibit A attached hereto, Borrower hereby requests your limited
             ---------
consent to the delivery of such items and the obtaining of such approvals subsequent to the Closing Date, provided such items are delivered and approvals are obtained within the applicable time periods set forth on Exhibit A.
                                                             ---------

     Borrower acknowledges and agrees that the failure of Borrower to deliver any of the items or obtain any of the approvals described on Exhibit A within
                                                             ---------
the applicable time periods set forth on Exhibit A shall constitute an Event of
                                         ---------
Default under the Credit Agreement without notice from Agent or any Lender.

     Please indicate your agreement to and acceptance of the foregoing by signing and dating a copy of this letter in the space provided below.

                              Very truly yours,

                              Mikohn Gaming Corporation


                              By:       /s/ Charles H. McCrea, Jr.
                                     ______________________________
                              Name:     Charles H. McCrea, Jr.
                                     ______________________________
                              Title:    Secretary
                                     ______________________________

First Source Financial LLP
October  24, 1997
Page 2


ACCEPTED and AGREED this
24th day of October, 1997

FIRST SOURCE FINANCIAL LLP, as Agent

By:  First Source Financial, Inc.,
     its Agent/Manager


     By:     /s/ Edward A. Szarkowicz
            __________________________
     Name:  Edward A. Szarkowicz
            __________________________
     Title: Vice President
            __________________________

                                   EXHIBIT A

1.   Stock Pledge of Mikohn Nevada and MGC.
     -------------------------------------

     a. Within 180 days after the Closing Date, Borrower shall obtain the requisite approvals (the "Requisite Approvals") of all applicable Gaming Authorities under all Applicable Gaming Laws to (i) the pledge to Agent, for the benefit of Lenders, of 100% of the issued and outstanding capital stock of Mikohn Nevada and MGC pursuant to the form of Pledge Agreement (the "Pledge Agreement") attached hereto and
          (ii) the provisions of the Credit Agreement and the other Credit Documents which prohibit Borrower from granting any Liens on such capital stock other than Liens in favor of Agent.

     b. Within 10 Business Days after the end of each month during which the Requisite Approvals have not been obtained, Borrower shall deliver to Agent a reasonably detailed report concerning the status of Borrower's efforts to obtain the Requisite Approvals.

     c. Within 10 Business Days after obtaining the Requisite Approvals, Borrower shall execute and deliver the Pledge Agreement to Agent together with the original stock certificates evidencing 100% of the issued and outstanding capital stock of Mikohn Nevada and MGC and duly executed, undated assignments separate from certificate with respect to each such stock certificate.

     d. Within 10 Business Days after obtaining the Requisite Approvals, Borrower shall cause its regulatory counsel, Schreck Morris, to deliver to Agent an opinion in form and substance reasonably satisfactory to Agent, to the effect that the Requisite Approvals have been obtained.

2.   Stock Pledge of Foreign Subsidiaries.
     ------------------------------------

     a. Within 60 days after the Closing Date, Borrower shall deliver to Agent original stock certificates evidencing 65% of the issued and outstanding capital stock of Mikohn Gaming Australasia Pty. Ltd and Mikohn South America, S.A. and duly executed, undated assignments separate from certificate with respect to each such stock certificate.

     b. Within 180 days after the Closing Date, Borrower shall (i) take all actions and deliver to Agent all documents necessary to perfect the Lien granted to Agent on the issued and outstanding capital stock of Borrower's Foreign Subsidiaries under the laws of the jurisdictions in which such Foreign Subsidiaries are incorporated and (ii) deliver to Agent opinions, in form and substance reasonably satisfactory to Agent, of counsel licensed under the laws of such jurisdictions to the effect that all such actions have been taken, and such documents are in form sufficient, to perfect such Lien under such laws to the extent such laws govern such perfection.

                            Exhibit A - Page 1 of 3

3.   Collateral Access Agreement/Landlord Consent.  Within 90 days after the
     --------------------------------------------
     Closing Date, if Borrower is still leasing the JRY Property, Borrower shall deliver to Agent (i) a Collateral Access Agreement/Landlord Consent in form and substance reasonably satisfactory to Agent executed by The Young Group covering the JRY Property and (ii) a collateral assignment of lease in form and substance reasonably satisfactory to Agent executed by Borrower with respect to its lease of the JRY Property.

4.   Owned Real Estate - 4181 Oquendo Road, Las Vegas, Nevada (the "Oquendo Real
     ---------------------------------------------------------------------------
     Estate").
     --------

     a. Within 30 days after the Closing Date, Borrower shall deliver to Agent or Nevada Title Company (i) a release or reconveyance of the Deed of Trust made by Borrower in favor of Bank of America and recorded September 12, 1997 in Book 970912 as Document No. 00587 of the Official Records of Clark County, Nevada and (ii) a release of the financing statement recorded on October 13, 1997 in Book 97013 as Document No. 00534 of the Official Records of Clark County, Nevada.

     b. Within 30 days after the Closing Date, Borrower shall deliver to Agent an American Land Title Association Title Insurance Policy issued by Nevada Title Company in favor of Agent in the amount of $1,700,000 covering the Oquendo Real Estate (i) insuring that title to the Oquendo Real Estate is vested in Borrower and that the Lien of the Deed of Trust granted by Borrower to Agent as a first priority Lien on the Oquendo Real Estate, subject only to Exception Nos. 1 - 11, 14 and 17 reflected on Schedule B of that certain Commitment No. 97-10-0954 dated October 16, 1997 based upon a title search conducted on October 13, 1997 and any other survey exceptions and (ii) containing such affirmative endorsements as Agent reasonably may require, to the extent available under applicable Nevada law.

5.   Owned Real Estate - 405 12th Street, Rapid City, South Dakota (the "Rapid
     -------------------------------------------------------------------------
     City Real Estate").
     ------------------

     a. Within 30 days after the Closing Date, Borrower shall deliver to Agent or Nevada Title Company a release of the Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Borrower in favor of Bank of America and recorded September 10, 1997 in Book 68, Page 6864 of the Official Records of Pennington County, South Dakota.

     b. Within 30 days after the Closing Date, Borrower shall deliver to Agent an American Land Title Association Title Insurance Policy issued by Nevada Title Company in favor of Agent in the amount of $900,000 covering the Rapid City Real Estate (i) insuring that title to the Rapid City Real Estate is vested in Borrower and that the Lien of the Mortgage granted by Borrower to Agent as a first priority Lien on the Rapid City Real Estate, subject only to Exception Nos. 1, 3, 4, 5, 7, 9 and 10 reflected on Schedule B - Section 2

                            Exhibit A - Page 2 of 3
          of that certain Commitment No. 35144-SD based upon a title search conducted on October 9, 1997 and any other survey exceptions and (ii) containing such affirmative endorsements as Agent reasonably may require, to the extent available under applicable South Dakota law.

6.   Owned Real Estate - 4708 Hewes Avenue, Gulfport, Mississippi (the "Gulfport
     ---------------------------------------------------------------------------
     Real Estate").
     -------------

     a. Within 30 days after the Closing Date, Borrower shall deliver to Agent or Nevada Title Company a release or reconveyance of the Deeds of Trust made by Borrower in favor of Bank of Mississippi and recorded in Book 1617 at Page 559, Book 1653 at Page 662 and Book 1670 at Page 493 of the Records of Mortgages and Deeds of Trust on Land in the First Judicial District of Harrison County, Mississippi.

     b. Within 30 days after the Closing Date, Borrower shall deliver to Agent an American Land Title Association Title Insurance Policy issued by Nevada Title Company in favor of Agent in the amount of $700,000 covering the Gulfport Real Estate (i) insuring that title to the Gulfport Real Estate is vested in Borrower and that the Lien of the Deed of Trust granted by Borrower to Agent as a first priority Lien on the Gulfport Real Estate, subject only to Exception Nos. 1, 5, 6, 7, 8 (other than rights of parties in possession or matters as would be revealed by an inspection of the premises), 10 and 11 set forth in the title report dated October 16, 1997 issued by Estes and Estes, P.A. to Nevada Title Company and any other survey exceptions and (ii) containing such affirmative endorsements as Agent reasonably may require, to the extent available under applicable Mississippi law.

7.   Miscellaneous.  Within 60 days after the Closing Date, Borrower shall
     -------------
     deliver to Agent evidence that the following UCC financing statements have been terminated:


    DEBTOR             SECURED PARTY       JURISDICTION      DATE     FILING  NO.
---------------------------------------------------------------------------------

Trans Sierra          Panasonic                Nevada      05/24/91      91-04876
 Communications,      Communications &      Sec of State
 a division of        Systems Company
 Mikohn Gaming
 Corporation

Trans Sierra          Matsushita Electric        ""        02/16/88      88-01596
 Communications       Corp. of America

Trans Sierra          Toshiba America            ""        03/06/95      95-03088
 Communications       Consumer Products
=================================================================================

                            Exhibit A - Page 3 of 3

                                  FEE LETTER
                                  ----------


                                October 24, 1997


First Source Financial LLP
c/o First Source Financial, Inc.
2850 West Golf Road, 5th Floor
Rolling Meadows, Illinois 60008
Attention:  Loan Administration

Ladies and Gentlemen:

     Reference is made to the Credit Agreement of even date herewith (the "CREDIT AGREEMENT") among Mikohn Gaming Corporation, a Nevada corporation, the financial institutions party thereto, and First Source Financial LLP, an Illinois registered limited liability partnership, as agent for such financial institutions. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     In consideration of the extension of the Revolving Loan Commitments by the Revolving Lenders, on the Closing Date Borrower agrees to pay to Agent, for the account of the Revolving Lenders, a non-refundable closing fee of $62,500.

     In consideration of the making of Term Loan A by the Term Loan A Lenders, on the Closing Date Borrower agrees to pay to Agent, for the account of the Term Loan A Lenders, a non-refundable closing fee of $150,000.

     Borrower acknowledges that such closing fees will be fully earned upon the disbursement of Term Loan A.

                                       Very truly yours,


                                       MIKOHN GAMING CORPORATION, a Nevada
                                       corporation



                                       By: /s/ CHARLES H. MCCREA, JR.
                                           --------------------------

                                       Name: CHARLES H. MCCREA, JR.
                                             ----------------------

                                       Title: Secretary
                                              ---------

                               FUNDING AGREEMENT

      Reference is made to the Credit Agreement dated as of October 24, 1997 (the "Credit Agreement") among Mikohn Gaming Corporation, the financial institutions party thereto, as Lenders thereunder, and First Source Financial LLP, as Agent for such Lenders. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     Borrower hereby requests the Term Loan Lenders to send to Agent by wire transfer on Friday morning, October 24, 1997, in accordance with the wire transfer instructions given by Agent, funds in the full amount of their Term Loan A Commitment or Term Loan B Commitment, as applicable, for further disbursement pursuant to instructions given by Borrower to Agent. In order to induce the Term Loan Lenders to send such funds to Agent, Borrower agrees that in the event the initial Loans are not made on Friday, October 24, 1997, Borrower will pay to the Term Loan Lenders interest on the amount of funds sent to Agent for the days of October 24-26, 1997 at the applicable rate set forth in the Credit Agreement.


Dated: October 23, 1997
                                       MIKOHN GAMING CORPORATION


                                       By: /s/ CHARLES H. MCCREA, JR.
                                           --------------------------

                                       Name: CHARLES H. MCCREA, JR.
                                             ----------------------

                                       Title: Secretary
                                              ---------


      Agent hereby undertakes to return any funds sent to it by the Term Loan Lenders pursuant to the foregoing request of Borrower by 12:00 noon, Chicago time, on Monday, October 27, 1997 in the event the initial Loans have not been made by such time.

Dated: October 23, 1997
                                       FIRST SOURCE FINANCIAL LLP

                                       By: First Source Financial, Inc., its
                                           Agent Manager

                                       By:   /s/
                                           --------------------------

                                       Name:
                                             ------------------------

                                       Title: Vice President
                                              -----------------------